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                                                                    EXHIBIT 10.6

                                AMENDMENT ONE
                                    TO THE
                     1989 KEY EMPLOYEE STOCK OPTION PLAN
                                     FOR
                       CASH AMERICA INTERNATIONAL, INC.


        By action of the Board of Directors of Cash America International, Inc. this day, the 1989 Key Employee Stock Option Plan for Cash America International, Inc. (the "Plan") is hereby amended as follows:

        Section 6 of the Plan is amended to read as follows:

                6. OPTION PERIOD. The Options granted under this Plan shall be for a term of fifteen years from the date of granting of each Option.


                                        CASH AMERICA INTERNATIONAL, INC.



                                        By: /s/ HUGH A. SIMPSON
                                            ----------------------------------
                                            Hugh A. Simpson, Vice President -
                                            General Counsel and Secretary

January 21, 1997